Filed Pursuant to Rule 497(e)
Registration No. 033-74470

RNT Natixis Liquid Prime Portfolio of Daily Income Fund

SUPPLEMENT DATED SEPTEMBER 15, 2011 TO THE
PROSPECTUS DATED JULY 29, 2011

The purpose of this supplement is to inform you that as of September 19, 2011, the RNT Natixis Liquid Prime Portfolio of Daily Income Fund (the “Portfolio”) will be implementing a change in investment strategy.  The investment objective of the Portfolio will remain the same.  The following sections of the Prospectus will change as of September 19, 2011.

On page 4, “Principal Investment Strategies” should be replaced with the following:

“The Portfolio seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. The Portfolio seeks to achieve its objective by investing principally in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers’ acceptances, high quality commercial paper, loan participation interests, securities issued or guaranteed by the United States Government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purchase would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.”

On page 5, “Principal Risks” should be replaced with the following:

•	“Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

•	The value of the Portfolio’s shares and the securities held by the Portfolio can each decline in value.

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Filed Pursuant to Rule 497(e)
Registration No. 033-74470

•	The amount of income the Portfolio generates will vary with changes in prevailing interest rates.

•	An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

•
The Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Foreign securities may be subject to investment risks which may include adverse economic and political developments as well as lack of uniform accounting and financial reporting standards.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.”

On pages 6, 7 and 8, “Principal Investment Strategies” should be replaced with the following:

“In order to maintain a share price of $1.00, the Portfolio must comply with certain industry regulations. The Portfolio will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Portfolio may invest. The Portfolio will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Portfolio, on a dollar-weighted basis, will be 60 days or less. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before these Portfolios are entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Portfolio, on a dollar-weighted basis, and considered as a whole, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Portfolio to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Portfolio will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets. As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently Daily Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; or securities that will mature or are subject to a demand feature that is exercisable and payable within one business day (collectively, “Daily Liquid Assets”).

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

The Portfolio will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the 1940 Act, currently Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Portfolio may maintain a higher percentage of its total assets in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Portfolio’s Board of Trustees.

The Portfolio will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities but which have been determined by the Portfolio’s investment manager to be of comparable quality.

The Portfolio shall invest not more than 5% of its total assets in securities issued by a single issuer, except for U.S. Government Obligations. With respect to 75% of its total assets, the Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution, except for U.S. Government Obligations.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considered the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purpose would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.

As a temporary defensive measure the Portfolio may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Portfolio’s investment manager. Such a temporary defensive position may cause the Portfolio to not achieve its investment objective.

The Portfolio intends to attain its investment objective through investments in the following securities:

(i)           United States Government Securities: The Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of certain agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States, others are supported by the right of the issuer to

Filed Pursuant to Rule 497(e)
Registration No. 033-74470
borrow from the United States Treasury, and still others are supported only by the credit of the agency or instrumentality.

(ii)           Domestic and Foreign Bank Obligations:  The Portfolio may purchase securities issued by foreign governments, or any of their political subdivisions or agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Portfolio will not benefit from insurance from the FDIC. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.

The Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of one billion dollars or the equivalent in other currencies. The Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets. These investments must also meet the quality criteria discussed above.

The Portfolio generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Portfolio’s investment decisions and the Portfolio may invest in bank instruments issued by institutions which the investment manager believes present minimal credit risks.

The Portfolio may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations). The M Portfolio will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Portfolio’s investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Portfolio will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of the Portfolio’s total assets at the time of purchase.

Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

(iii)           Variable Amount Master Demand Notes: The Portfolio may purchase variable amount master demand notes. These instruments are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed above. The interest rate on a variable amount master demand note is periodically adjusted according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days.

 (iv)           Loan Participation Interests:  The Portfolio may purchase participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards applicable to bank instruments as set forth above. Loan participation interests typically represent direct participation in a loan to a corporate borrower, and are generally offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Portfolio assumes the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.

(v)           Commercial Paper and Certain Debt Obligations: The Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations.

(vi)           Repurchase Agreements: The Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

For a more detailed description of (i) the securities in which the Portfolio will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.”

On pages 9 and 10, “Risks” should be replaced with the following:

“A significant change in interest rates or a default on the Portfolio’s investments could cause its share price (and the value of your investment) to change.

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the United States. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Portfolio must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Portfolio may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•
Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

•
Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•
Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Since the Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those in the

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume in most foreign securities markets is less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.”

Please retain this Supplement with your Prospectus for future reference

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

RNT Natixis Liquid Prime Portfolio of Daily Income Fund

SUPPLEMENT DATED SEPTEMBER 15, 2011 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 2011

The purpose of this supplement is to inform you that as of September 19, 2011, the RNT Natixis Liquid Prime Portfolio of Daily Income Fund (the “Portfolio”) will be implementing a change in investment strategy.  The investment objective of the Portfolio will remain the same.  The following sections of the Statement of Additional Information will change as of September 19, 2011.

On pages 1 through 7, “Description of the Portfolio and its Investments and Risks” up to the “Investment Restrictions” sub-section should be replaced with the following:

“The Portfolio is a diversified, open-end management investment company.  The investment objective of the Portfolio is to seek as high a level of current income to the extent consistent with preservation of capital and maintenance of liquidity.  The Portfolio was designed to meet the short-term investment needs of corporate and institutional investors.  There can be no assurance that the Portfolio will achieve its investment objective.

The following discussion expands upon the description of the Portfolio’s investment objectives and policies in the Prospectus.

 The Portfolio may only purchase high quality money market instruments that have been determined by Reich & Tang Asset Management, LLC (the “Manager”) to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means:  (i) securities which have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (“NRSROs”) or in such category by the only NRSRO that has rated the Securities (collectively, the “Requisite NRSROs”); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is determined by the Manager to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (iv) a security issued by a registered investment company that is a money market fund; or (v) a government security.  Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories.  A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities.  While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”).

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NEW YORK, NY  10018-3450
(212) 830-5240
(888) 226-5504 (TOLL FREE)

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

The two highest ratings are “AAA” and “AA” by S&P or “Aaa” and “Aa1” by Moody’s in the case of long term bonds; “SP-1” and “SP-2” by S&P, or “MIG-1” and “MIG-2” by Moody’s in the case of notes; and “A1+” and “A1” by S&P, or “Prime-1” and “Prime-2” by Moody’s in the case of commercial paper.  The highest rating in the case of variable and floating demand notes is “VMIG-1” by Moody’s or “A1+” by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

 All investments purchased by the Portfolio will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Portfolio portfolio (on a dollar-weighted basis) will be 60 days or less. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Portfolio, on a dollar-weighted basis, and considered as a whole, will be 120 days or less.  The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Portfolio to deem a security to have a shorter maturity date because of an interest rate readjustment.  The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

 The Portfolio will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets.  As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently Daily Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; or securities that will mature or are subject to a demand feature that is exercisable and payable within one business day (collectively, “Daily Liquid Assets”).

The Portfolio will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets.  As defined in Rule 2a-7 under the 1940 Act, currently, Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”).  The Portfolio may maintain a higher percentage of its total assets in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Portfolio’s Board of Trustees.

Subsequent to its purchase by the Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Portfolio to take such action as it determines is in the best interest of the Portfolio and its shareholders.  However, reassessment is not required if the security is disposed of or matures

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Registration No. 033-74470

within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager’s actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Portfolio will dispose of the security absent a determination by the Portfolio’s Board of Trustees that disposal of the security would not be in the best interests of the Portfolio.  Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise.  In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Portfolio’s total assets, the Portfolio shall promptly notify the Securities and Exchange Commission (“SEC”) of such fact and of the actions that the Portfolio intends to take in response to the situation.

 The Portfolio shall invest not more than 5% of its total assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities.  With respect to 75% of its total assets, the Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution, except for U.S. Government Obligations.

Recent Regulatory Developments

 On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) into law.  The new law significantly impacts the financial services industry including the regulation and operation of depository institutions and their holding companies as, among other things, the Dodd-Frank Act: 1) creates the Bureau of Consumer Financial Protection, a new independent consumer watchdog agency housed within the Federal Reserve Board (“FRB”) with broad rulemaking authority to implement the consumer protection laws that apply to financial services providers and to prohibit “unfair, deceptive or abusive” acts or practices, 2) grants to the U.S. Department of the Treasury, Federal Deposit Insurance Corporation and the FRB broad new powers to seize, close and wind down “too big to fail” financial (including non-bank) institutions in an orderly fashion, 3) establishes a new Financial Stability Oversight Council, charged with identifying and responding to emerging risks throughout the financial system, composed primarily of federal financial services regulators and chaired by the Secretary of the Treasury Department, 4) restructures the federal regulatory jurisdiction over depository institutions and their holding companies, and abolishes the Office of Thrift Supervision, 5) adopts new federal oversight of the insurance industry, 6) adopts new standards and rules for the mortgage industry, 7) adopts new bank, thrift and holding company regulation, 8) adopts new federal regulation of the derivatives market, 9) adopts the so-called Volcker Rule, substantially restricting proprietary trading by depository institutions and their holding companies, 10)  imposes requirements for “funeral plans” by large, complex financial companies, 11) establishes new regulation of the securitization market through “skin in the game” and enhanced disclosure requirements, 12) establishes new regulation of interchange fees, 13) establishes new and enhanced compensation and corporate governance oversight for the financial services industry, 14) provides enhanced oversight of municipal securities, 15) provides a specific framework for payment, clearing and settlement regulation, 16) adopts new federal hedge fund regulation, 17) adopts new fiduciary duties and regulation of broker dealers, investment companies and investment advisors, 18) tasks the federal banking agencies with adopting new and enhanced capital standards for all depository institutions, 19) significantly

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Registration No. 033-74470

narrows the scope of federal preemption for national banks and federal thrifts, and 20) places a moratorium on ownership of industrial loan banks by non-financial companies.

 Investments in bank paper may not yield expected returns as the full impact of the Dodd-Frank Act on the banking industry is currently unknown given that much of the details and substance of the new laws will be determined through agency rulemaking.  The Dodd-Frank Act is comprehensive financial reform legislation enacted on July 21, 2010 that significantly impacts the regulation of depository institutions and their holding companies.  Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be further developing for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of depository institutions and their holding companies.

 Foreign Securities

 The Portfolio may invest in certain foreign securities.  Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers.  There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.  Foreign securities markets have substantially less volume than national securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.  Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

 Repurchase Agreements

 The Portfolio may invest in repurchase agreements.  Investments by the Portfolio in repurchase agreements are made in accordance with procedures established by the Portfolio providing that the securities serving as collateral for each repurchase agreement are delivered to the Portfolio’s custodian either physically or in book entry form and that the collateral is marked to the market with sufficient frequency to ensure that each repurchase agreement is fully collateralized at all times.

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Registration No. 033-74470

A buyer of a repurchase agreement runs the risk of loss with respect to its investment in the event of a default by the issuer if, at the time of default, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement.  Were a default to occur, the Portfolio would look to the collateral securing the repurchase agreement to recover its entire investment.  In the event that a vendor defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price.  If the vendor becomes bankrupt, the Portfolio might be delayed, or may incur costs or possible losses in selling the collateral.

The Portfolio may invest no more than 5% of its net assets in illiquid securities including repurchase agreements maturing in more than seven days.  See “Investment Restrictions” herein.  The Portfolio may, however, enter into “continuing contract” or “open” repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis.

 In the view of the management of the Portfolio, the restrictions and procedures described above which govern the Portfolio’s investments in repurchase agreements substantially minimize the Portfolio’s risk of losses in making those investments.  Repurchase agreements may be considered to be loans under the 1940 Act.

Variable Rate Demand Instruments

 The Portfolio may purchase variable rate demand instruments. Variable rate demand instruments that the Portfolio will purchase are tax exempt Municipal Securities or taxable (variable amount master demand notes) debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days’ notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

 The variable rate demand instruments in which the Portfolio may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument.  The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate.  The Portfolio will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks.  A Portfolio utilizing the amortized cost method of valuation may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Portfolio in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, is determined to be of comparable quality by the Portfolio’s Manager.  If an instrument is ever deemed to be of less than high quality, the Portfolio either will sell in the market or exercise the demand feature.

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

The variable rate demand instruments in which the Portfolio may invest include participation certificates purchased by the Portfolio from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Securities (expected to be concentrated in IRBs) or taxable debt obligations (variable amount master demand notes) owned by such institutions or affiliated organizations.  A participation certificate gives the Portfolio an undivided interest in the obligation in the proportion that the Portfolio’s participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below.  Where the institution issuing the participation does not meet the Portfolio’s high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Manager of the Portfolio has determined meets the prescribed quality standards for the Portfolio.  The Portfolio has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days’ notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Portfolio’s participation interest in the security, plus accrued interest.  The Portfolio intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to make redemptions of the Portfolio shares, or (3) to maintain a high quality investment portfolio.  The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Portfolio.  The total fees generally range from 5% to 15% of the applicable “prime rate” or other interest rate index.  With respect to insurance, the Portfolio will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Portfolio retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Portfolio subject to the expense limitation on investment company expenses prescribed by any state in which the Portfolio’s shares are qualified for sale.  The Manager has been instructed by the Portfolio’s Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolio, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe.  Although these instruments may be sold by the Portfolio, the Portfolio intends to hold them until maturity, except under the circumstances stated above.

 While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments.  Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities.  The Portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits.  Additionally, the Portfolio may contain variable rate demand participation certificates in fixed rate Municipal Securities and taxable debt obligations (the Portfolio will not acquire variable note demand participation certificates in fixed rate municipal securities without an opinion of counsel).  The fixed rate of interest on these obligations will be a ceiling on the

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

variable rate of the participation certificate.  In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Portfolio to take corrective action, including the elimination of the instruments.  Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable bank’s prime rate, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

For purposes of determining whether a variable rate demand instrument held by a Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment.  The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolio’s dollar-weighted average portfolio maturity.  If a variable rate demand instrument ceases to meet the investment criteria of the Portfolio, it will be sold in the market or through exercise of the repurchase demand.

 Loan Participation Interests

 The Portfolio may invest in loan participation interests.  A loan participation interest represents a pro rata undivided interest in an underlying bank loan.  Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan.  The purchaser of an interest, meaning the Portfolio, generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests.  If the Portfolio invests in loan participation interests that can be sold within a seven-day period, the interests are deemed by the Manager to be liquid investments.  If the Portfolio invests in loan participation interests that are restricted from being sold within a seven-day period, the interests are deemed by the Manager to be illiquid investments and therefore subject to the Portfolio’s fundamental restriction limiting investments in illiquid securities to not more than 5% of net assets.

 A loan is often administered by an agent bank acting as agent for all holders, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan, the Portfolio has direct recourse against the borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.

 A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

incur certain costs and delays in realizing payment on a loan participation and could suffer a loss of principal and/or interest.

 The Portfolio is diversified and limits the amount of its total assets that it will invest in any one issuer and the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”).  For purposes of these limits, the Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, the Portfolio will treat both the lending bank or other lending institution and the borrower as “issuers”.  Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

 When-Issued Securities

 The Portfolio may purchase debt obligations offered on a “when-issued” or “delayed delivery” basis.  When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser.  To the extent that assets of the Portfolio are not invested prior to the settlement of a purchase of securities, the Portfolio will earn no income; however, it is intended that the Portfolio will be fully invested to the extent practicable and subject to the policies stated above.  While when-issued securities may be sold prior to the settlement date, it is intended that each Portfolio will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Portfolio makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Portfolio does not believe that the net asset value or income of the Portfolio’s securities will be adversely affected by their purchase of debt obligations on a when-issued basis.  The Portfolio will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

 Participation Certificates

 The Portfolio may purchase from banks participation certificates in all or part of specific holdings of municipal or other debt obligations (including corporate loans).  Where the institution issuing the participation certificates does not meet the Portfolio’s quality standards, the participation certificates may be backed by an irrevocable letter of credit or guarantee that the Manager has determined meets the prescribed quality standards of the Portfolio.  Thus, even if the credit of the selling bank does not meet the quality standards of the Portfolio, the credit of the entity issuing the credit enhancement will.  The Portfolio will have the right to sell the participation certificates back to the bank for the full principal amount of the Portfolio’s interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to the Portfolio, (2) to maintain the quality standards of the Portfolio’s investment portfolio or (3) upon a default under the terms of the debt obligation.  The selling bank may receive a fee from the Portfolio in connection with the arrangement.  When purchasing bank

Filed Pursuant to Rule 497(e)
Registration No. 033-74470

participation certificates, the Portfolio will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of the investment restrictions discussed below.

 Domestic Bank Obligations, Certificates of Deposit and Bankers’ Acceptances

 The Portfolio may purchase certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other obligations issued or guaranteed by the 50 largest banks in the United States.  For this purpose banks are ranked by total deposits as shown by their most recent annual financial statements.  The “other obligations” in which the Portfolio may invest include instruments (such as bankers’ acceptances, commercial paper and certificates of deposit) issued by United States subsidiaries of the 50 largest banks in the United States where the instruments are guaranteed as to principal and interest by such banks.  At the time the Portfolio invests in any certificate of deposit, bankers’ acceptance or other bank obligation, the issuer or its parent must have its debt rated within the quality standards of the Portfolio or, if unrated, be of comparable quality as determined by the Manager.  Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations.   Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.  The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny.  The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks.  Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.  Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate.  Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Privately Placed Securities

 The Portfolio may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers.  Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities.  The price the Portfolio pays for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market.  Accordingly, the valuation of privately placed securities by the Portfolio will reflect any limitations on their liquidity.  As a matter of policy, the Portfolio will not invest more than 5% of the market value of the total assets of the Portfolio in repurchase agreements maturing in over seven days and other illiquid investments.  The Portfolio may purchase securities that are not registered (“restricted securities”) under the Securities Act, but can be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act.  The Portfolio may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  However, the Portfolio will not invest more than 5% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain

 Filed Pursuant to Rule 497(e)
Registration No. 033-74470

investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Portfolio’s Trustees continuously determine, based on the trading markets for the specific restricted security, that it is liquid).  The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper.  The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

 Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Portfolio’s investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.  This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

General

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For the Portfolio to so qualify, at the close of each quarter of the taxable year, in addition to other requirements, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities.  The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of the issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Portfolio’s total assets may be invested in securities (other than Government securities or regulated investment company securities) of one issuer or of two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The limitations described in this paragraph regarding qualification as a “regulated investment company” are not fundamental policies and may be revised if applicable federal income tax requirements are revised. (See “Taxation of the Portfolio” herein.)

 In addition to the above description of securities in which the Portfolio may invest, the Portfolio may if permitted by applicable law and/or pursuant to exemptive relief, sell its shares to investment companies that are advised by the Manager for investment of such investment companies daily cash balances.”

Please retain this Supplement with your SAI for reference